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                                                                   EXHIBIT 99.4

                           RESCISSION ACCEPTANCE FORM


        The undersigned hereby ACCEPTS the Rescission Offer made by FPA Medical Management, Inc. by a Prospectus dated October 10, 1997.


Date: ___________________, 1997     ____________________________________